Exhibit 10.32

Assignment Agreement

This Assignment Agreement (the “Agreement”) made as of the 12th day of November, 2021.

BETWEEN:

SST II ACQUISITIONS, LLC

(the “Assignee”)

AND:

SNEGGY INC.

(the “Assignor”)

WHEREAS the Assignor, as Purchaser, has entered into an Agreement of Purchase and Sale executed May 27, 2021 (the “First Agreement”), as amended pursuant to an Amending Agreement executed July 23, 2021 the (“First Amendment to the First Agreement”), and as further amended pursuant to an Amending Agreement executed September 14, 2021 (“Second Amendment to the First Agreement”), and as further amended pursuant to an Amending Agreement executed October 13, 2021, (the “Third Amendment to the First Agreement”, together with the First Amendment to the First Agreement, the Second Amendment to the First Agreement and the First Agreement collectively, the “First Agreements”), copies of which are attached hereto as Schedule “A”, in respect of the properties known municipally as 494-496 Gilbert Avenue, Toronto, Ontario, and legally described in Schedule A to the First Agreement (the “First Property”);

AND WHEREAS the Assignor, as Purchaser, has entered into an Agreement of Purchase and Sale executed June 1, 2021 (the “Second Agreement”), as amended pursuant to an Amending Agreement executed July 29, 2021, (the “First Amendment to the Second Agreement”), and as further amended pursuant to an Amending Agreement executed September 15, 2021, (the “Second Amendment to the Second Agreement”and as further amended pursuant to an Amending Agreement executed October 13, 2021, (the “Third Amendment to the Second Agreement”, together with the First Amendment to the Second Agreement, the Second Amendment to the Second Agreement and the Second Agreement collectively, the “Second Agreements”), copies of which are attached hereto as Schedule “A”, in respect of the property known municipally as 498 Gilbert Avenue, Toronto, Ontario, and legally described in Schedule A to the Second Agreement (the “Second Property”, together with the First Property collectively, the “Properties”; and the First Agreements together the Second Agreements, collectively, the “Purchase Agreements”);

AND WHEREAS the Assignee has agreed to purchase the Properties by way of assignment of the Purchase Agreements from the Assignor to the Assignee;

AND WHEREAS Section 9.4 of the First Agreement does not permit the Assignor to assign the First Agreement, without the prior written consent of the Vendor (as defined therein), which consent may be withheld in such Vendor’s sole and absolute discretion;

AND WHEREAS Section 9.4 of the Second Agreement does not permit the Assignor to assign the Second Agreement, without the prior written consent of the Vendor (as defined therein), which consent may be withheld in such Vendor’s sole and absolute discretion;

NOW THEREFORE this Agreement witnesses that in consideration of the mutual covenants and agreements herein contain and other good and valuable consideration, the Assignor and the Assignee covenant and agree as follows:

1.	Interpretation

For the purposes of this Agreement, the terms used in this Agreement that are not defined herein, but are defined in the First Agreements, or the Second Agreements, as applicable, shall have the meanings indicated therein.

2.	Assignment and Assignment Price

(a)

Subject to the satisfaction or waiver of the Assignee’s Conditions Precedent (as described in Section 3 below): (i) The Assignor does hereby covenant and agree to assign, transfer, sell and convey onto the Assignee all of the Assignor’s right, title and interest in and to the Purchase Agreements, and (ii) the Assignee covenants and agrees, to accept such assignment, transfer, sale and conveyance.

(b)

The Assignee agrees, in respect of each of the Purchase Agreements, to accept the Assignor’s decision as to the waiver of the Assignee’s Conditions Precedent and delivery of the Purchaser’s Waiver. In the event that the Assignor determines, in the Assignor’s sole and absolute discretion not to deliver a Purchaser’s Waiver in respect of either the First Agreements or the Second Agreements, this Agreement shall thereupon be null and void, the Deposit, if paid, shall be returned to the Assignee, without deduction, and neither party shall thereafter be liable to the other in any manner arising out of this Agreement.

(c)

The Assignee shall pay for the assignments contemplated pursuant to this Agreement, the sum of One Million Six Hundred and Fifty Thousand Dollars ($1,650,000.00) (the “Assignment Price”) for this Agreement, payable as follows:

(i)

Within two (2) Business Days of the full execution and delivery of this Agreement by Assignor and Assignee, Assignee shall pay to the Assignor, by delivery to the Assignor’s solicitors, by wire transfer, a deposit of Six Hundred and Fifty Thousand Dollars ($650,000.00) (the “Deposit”), to be released by the Assignor’s solicitors to the Assignor, upon delivery by the Assignee to the Assignor of the Waiver Notice (as defined below), and to be credited against the Assignment Price payable by the Assignee to the Assignor, and otherwise to be returned to the Assignee, without deduction, in accordance with the terms of this Agreement. The Deposit shall be held by the Assignor’s solicitors in trust; and

(ii)

The balance of the Assignment Price in the amount of One Million Dollars ($1,000,000.00) plus applicable harmonized sales taxes shall be payable to the Assignor, or as it may direct, upon the consummation by the Assignee of the purchase transactions contemplated pursuant to the Purchase Agreements.

3.	Assignee’s Conditions Precedent

(a)

This Agreement is conditional until 6:00 p.m. on the 16th day of November, 2021 (the “Conditional Period“) upon the Assignee being satisfied, in its sole and absolute discretion with the following conditions (the “Assignee’s Conditions Precedent“):

(i)	That the Assignor obtain the consent of the Vendors pursuant to the Purchase Agreements to the assignment thereof to the Assignee;

(b)

The Assignee shall be deemed not to have waived the Assignee’s Conditions Precedent unless it delivers to the Assignor on or before the expiry of the Conditional Period a written notice (the “Waiver Notice”) stating that it is waiving, all of the Assignee’s Conditions Precedent. If the Assignee fails to give the Assignor the Waiver Notice within such time periods, then this Agreement shall terminate automatically and be null and void and the First Deposit shall forthwith be returned to the Assignee, with interest and without deduction.

(d)	The Assignee’s Conditions Precedent are for the sole benefit of the Assignee and may be waived solely by the Assignee at any time prior to the expiry of the Conditional Period.

(e)

Upon delivery by the Assignee to the Assignor of the Waiver Notice of, the Assignee acknowledges and agrees that the Assignee shall, thereafter, be responsible for fulfilling all of the Assignor’s obligations as set out in the Purchase Agreements with respect to the Properties, to the same extent and as if the Assignee had been named as “Purchaser” pursuant thereto.

4.	Deliveries/Access

(a)

Within three (3) Business Days of the full execution and delivery of this Agreement by the Assignor and the Assignee, the Assignor covenants and agrees to deliver to the Assignor all due diligence materials obtained by the Assignor from the Vendors, or otherwise, in respect of the Properties, including, without limitation, all environmental reports commissioned by the Assignor in respect of the Properties.

(b)

The Assignor shall arrange access for the Assignee, or its designees to conduct such inspections of the Properties, as it may require, during the Conditional Period. The Assignor, or a representative designated by the Assignor shall accompany the Assignee or such designees, as applicable, for such inspections of the Properties.

5.	Amendment to the Purchase Agreements

The Assignor covenants and agrees with the Assignee that, save and except as expressly provided otherwise pursuant to this Agreement, the Assignor shall not modify, cancel, extend, renew or otherwise change in any manner any of the terms, covenants or conditions of any of the Purchase Agreements, nor enter into any new agreements affecting the Properties, in each case, without the prior written consent of the Assignee, which consent may be unreasonably withheld in the Assignee’s sole and absolute discretion.

6.	Miscellaneous

(a)	Notices. Any notices under this Agreement to be given by either party to the other shall be given personally, or delivered by email to the recipient as follows:

To the Assignor:

Sneggy Inc.

c/o Penalta Group Ltd.

504 Iroquois Shore Road, Unit 12B

Oakville, ON L6H 3K4

Attention: Terry Wallace

Email: terry@penaltagroup.com

With a copy to:

Spadafora & Murphy LLP

247 North Service Rd W Unit 300,

Oakville, ON L6M 3E6

Attention: Peggy Spadafora, Partner

Email: pspadafora@pssmlaw.com

To the Assignee:

SST II Acquisitions, LLC

c/o SmartStop Self Storage REIT, Inc

10 Terrace Road,

Ladera Ranch, CA 92694, USA

Attention: H. Michael Schwartz

Email: hms@smartstop.com

With copies to:

SST II Acquisitions, LLC

c/o SmartStop Self Storage REIT, Inc.

8235 Douglas Ave, Suite 1250

Dallas TX 75225, USA

Attention: Wayne Johnson, President and CIO

Email: wjohnson@smartstop.com

and:

Norton Rose Fulbright Canada LLP

Suite 1500 - 45 O’Connor Street

Ottawa, Ontario K1P 1A4

Attention: Norman B. Lieff

Email: nlieff@nortonrosefulbright.com

Any notice so delivered shall be deemed conclusively to have been given on the day of personal service or transmission by email, as the case may be. Either party may change its address for notice, by giving notice in accordance with the foregoing.

(b)

Entire Agreement. This Agreement, together with Purchase Agreements, embody the entire agreement between the parties relative to the subject matter hereof, and there are no oral or written agreements between the parties, nor any representations made by either party relative to the subject matter hereof, which are not expressly set forth herein.

(c)	Amendments. This Agreement may be amended only by a written instrument executed by the party or parties to be bound thereby.

(d)	Headings. The captions and headings used in this Agreement are for convenience only and do not in any way limit, amplify, or otherwise modify the provisions of this Agreement.

(e)

Time of Essence. Time is of the essence of this Agreement; however, if the final date of any period which is set out in any provision of this Agreement falls on a Saturday, Sunday or legal holiday under the laws of the United States, Canada or Ontario, then, in such event, the time of such period shall be extended to the next day which is not a Saturday, Sunday or legal holiday.

(f)

Invalid Provision. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; and, the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by such illegal, invalid, or unenforceable provision or by its severance from this Agreement.

(g)

Counterparts. Electronic Record/Signature. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed to be an original hereof, but all of which, taken together, shall constitute one and the same instrument. This Agreement and any other agreement delivered in connection therewith, and any amendments thereto, may be executed by facsimile transmittal facilities, or electronic copy in a portable document format or such similar format and if so executed and transmitted, will be for all purposes as effective as if the parties had delivered an executed original of this Agreement, or such other agreement or amendment, as the case may be, and shall be deemed to be made when the receiving party confirms this Agreement, or such agreement or amendment, as the case may be, to the requesting party by facsimile or by electronic copy in a portable document format or such similar format. A party sending a facsimile or electronic copy shall thereafter send or deliver the original document to the receiver of such facsimile or electronic copy. Each of the parties (a) has agreed to permit the use of Docusigned or emailed .pdf signatures in order to expedite the transaction contemplated by this Agreement; (b) intends to be bound by its Docusigned or emailed .pdf signature; (c) is aware that the other will rely on the Docusigned or emailed .pdf signature; and (d) acknowledges such reliance and waives any defenses (other than fraud) to the enforcement of any document based on the fact that a signature was sent by Docusign or emailed .pdf..

(h)	Schedules. The following schedules are attached to this Agreement and incorporated herein by this reference and made a part hereof for all purposes:

(a)	Schedule A – Purchase Agreements; and

(b)	Schedule B – Amendments to Purchase Agreements.

(i)

Laws. This Agreement is subject to the laws of the Province of Ontario and the laws of Canada and any interpretation under this Agreement will be made with all changes of gender and number as required by the context.

(j)

Solicitors as Agent. Any notice, approval, waiver, consent, agreement, instrument, document or communication permitted, required or contemplated in this Agreement may be given or delivered and accepted or received by the Assignor’s solicitors on behalf of the Assignor and by the Assignees solicitors on behalf of the Assignee.

(k)

Covenants of Good Faith and Best Efforts. Each of the Assignor and the Assignee covenants and agrees to conduct itself reasonably and with the utmost good faith with respect to all matters related to this Agreement and it shall furthermore use its best efforts in fulfilling any of its respective covenants, agreements or obligations pursuant to this Agreement.

(l)	Currency. All references in this Agreement to dollars, or to $ are expressed in Canadian currency unless otherwise specifically indicated.

(m)

Legal Fees. If any legal action or other proceeding is brought for the enforcement of this Agreement (including, without limitation, enforcement of any obligation to indemnify, defend or hold harmless), or because of an alleged dispute, default or misrepresentation in connection with any of the provisions of this Agreement, the substantially prevailing party shall be entitled to recover the reasonable legal fees (including those in any bankruptcy or insolvency proceeding), accountants’ and other experts’ fees and all other fees, expenses and costs incurred in connection with that action or proceeding, in addition to any other relief to which it may be entitled.

(n)

Business Day. For greater certainty and for purposes of this Agreement, Business Day shall exclude Saturday, Sunday or any other day on which banks are required or authorized to close in Toronto, Ontario.

(o)	Successors and Assigns. This Agreement shall enure to the benefit of and be binding upon the parties hereto, and their respective successors and permitted assigns.

[signature page to follow]

IN WITNESS WHEREOF this Agreement has been duly executed by the parties hereto as of the day and year first hereinabove written.

SST II ACQUISITIONS LLC

Per:	/s/ H. Michael Schwartz
Name: H. Michael Schwartz
Title: CEO

I/We have authority to bind the corporation.

SNEGGY INC.

Per:	/s/ Terry Wallace
Name: Terry Wallace
Title:

I/We have authority to bind the corporation.

SCHEDULE “A”

PURCHASE AGREEMENTS

See Purchase Agreements Attached

AGREEMENT OF PURCHASE AND SALE

THIS AGREEMENT dated as of the _____ day of May, 2021.

BETWEEN:

JESSMAT HOLDINGS LTD. AND NORJAN VENTURES INC.
(Collectively, the "Vendor")

OF THE FIRST PART

- and -

SNEGGY INC.
(the “Purchaser”)

OF THE SECOND PART

WHEREAS:

A. Jessmat Holdings Ltd. is the owner of the Jessmat Lands as set out in Schedule A and Norjan Ventures Inc. is the owner of the Norjan Lands as set out in Schedule A. The Jessmat Lands and the Norjan Lands are hereinafter collectively called the “Lands”; and

B. The Vendor has agreed to sell the Property to the Purchaser and the Purchaser has agreed to purchase the Property from the Vendor on the terms and conditions set out in this Agreement.

NOW THEREFORE, in consideration of the sum of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties covenant and agree as follows:

ARTICLE 1

INTERPRETATION

1.1 Definitions. In this Agreement, the following terms shall have the meaning set out below:

“Agreement” means this agreement of purchase and sale, including the Schedules to this Agreement, as it or they may be amended or supplemented from time to time, and the expressions “hereof’, “herein”, “hereto”, “hereunder”, “hereby” and similar expressions refer to this Agreement and not any particular section or other portion of this Agreement.

“Business Day” means any day other than a Saturday, Sunday or legal holiday in the Province of Ontario.

“Closing” means the closing and consummation of the transaction of purchase and sale contemplated by this Agreement including, without limitation, the satisfaction of the Purchase Price and the delivery of the Closing documents on the Closing Date.

“Closing Date” means sixty (60) days after the waiver of the Purchaser’s Conditions. “Confidential Information” has the meaning given to it in Section 9.9.

“Contract Date” means the date on which this Agreement has been executed and delivered by both the Vendor and the Purchaser.

“Deposit” means collectively the First Deposit and the Second Deposit.

“First Deposit” means the sum of $100,000.00.

“HST” has the meaning given to it in Section 6.1.

“Inspection Period” has the meaning given to it in Section 5.1

“Lands” means those lands being both the Jessmat Lands and the Norjan Lands as further described in Schedule A attached hereto.

“Lease” has the meaning given to it in Section 3.1 (b). “Notice” has the meaning given to it in Section 9.2.

“Person” means an individual, a partnership, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof, and the heirs, executors, administrators or other legal representatives of an individual.

“Property” means the Lands, together with all improvements, buildings and fixtures erected therein or thereon,

“Property Documents” means the following documents relating to the Property, but only to such extent that same are within the Vendor’s possession or control:

(a)	any existing surveys for the Property in the possession of the Vendor;

(b)	copies of any leases affecting the Property;

(c)	soil tests;

(d)	all environmental audits or reports;

(e)	structural reports, architectural or engineering drawings;

(f)	copies of the realty tax bills and notices of assessment for the last two fiscal years

(g)	copies of all service contracts and equipment leases in the Vendor’s possession; and

(h)	all other reports in the possession of the Vendor that relates to the Property.

“Purchase Price” means the sum of $8,945,000.00;

“Purchaser’s Conditions” has the meaning given to it in Section 5.1;

“Purchaser’s Solicitors” means Spadafora & Murphy LLP;

“Purchaser’s Waiver” has the meaning given to it in Section 5.1;

“Representatives” has the meaning given to it in Section 9.9.

“Second Deposit” means the sum of $400,000.00.

“Vendor’s Solicitors” means

1.2 Extended Meanings. Words importing the singular include the plural and vice versa. Words importing the masculine gender include the feminine and neuter genders.

1.3 Headings. The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.4 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and, except as stated in this Agreement and in the instruments and documents to be executed and delivered pursuant to this Agreement, contains all the representations, undertakings and agreements of the parties. This Agreement supersedes all prior negotiations or agreements between the parties, whether written or verbal, with respect to the subject matter of this Agreement.

1.5 Currency. All dollar amounts referred to in this Agreement are in Canadian funds.

1.6 Severability. If any provision contained in this Agreement or its application to any Person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such provision to Persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected, and each provision of this Agreement shall be separately valid and enforceable to the fullest extent permitted by law.

1.7 Non-merger. None of the provisions of this Agreement shall merge on the Closing of the transaction contemplated herein, except as specifically provided in this Agreement.

1.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

1.9 Time. Time shall be of the essence of this Agreement. If the time limited for the performance or completion of any matter under this Agreement expires or falls on a day that is not a Business Day, the time so limited shall extend to the next following Business Day. Time limited for performing or completing any matter under this Agreement may be extended or abridged by an agreement in writing signed by the parties or by their respective solicitors.

1.10 Statute References. Any reference in this Agreement to any statute or any section thereof shall, unless otherwise expressly stated, be deemed to be a reference to such statute or section, as amended, restated or re-enacted from time to time.

ARTICLE 2

PURCHASE AND SALE

2.1 Purchase and Sale. The Purchaser agrees to purchase the Property from the Vendor and the Vendor agrees to sell the Property to the Purchaser on the terms and subject to the conditions contained in this Agreement, for the Purchase Price, subject to adjustment as provided for herein.

2.2 Purchase Price. The Purchaser covenants and agrees to pay to the Vendor the Purchase Price without set-off, abatement or deduction, but subject to the adjustments referred to in Section 2.5 at the time and in the manner set out in this Agreement.

2.3 Payment of Purchase Price. The Purchase Price shall be paid by the Purchaser to the Vendor as follows:

(a)	the First Deposit shall be paid by wire transfer, certified cheque, or direct deposit to the Vendor’s Solicitors, in trust, within two Business Days after the Contract Date;

(b)	the Second Deposit shall be paid by wire transfer, certified cheque, or direct deposit to the Vendor’s Solicitors, in trust, within two Business Days after the waiver of the Purchaser Conditions; and

(c)	the balance of the Purchase Price shall be paid on the Closing Date, subject to the adjustments referred to in Section 2.5 of this Agreement.

After the waiver of the Purchaser’s Conditions, the Deposit shall be non-refundable and held by the Vendor’s Solicitors, in trust, and be credited on the Closing Date on account of the Purchase Price. If the closing of this transaction does not occur due to the fault of the Vendor or this Agreement is terminated by the Vendor, the Deposit plus interest, if any, shall be immediately returned to the Purchaser

2.4 Covenant to Perform. The Purchaser covenants and agrees with the Vendor to pay the Purchase Price on the date and in the manner specified in this Agreement and to otherwise observe, perform and comply with the covenants, conditions, terms and provisions of this Agreement.

2.5 Adjustments.

(1)

General. On the Closing Date, real property taxes, utilities and all other items normally adjusted between a vendor and purchaser of real property similar to the Property shall be adjusted between the parties, the Closing Date itself to be apportioned to the Purchaser. Insurance premiums shall not be adjusted as of the Closing Date, but insurance shall remain the responsibility of the Vendor until the Closing Date, and thereafter, the Purchaser shall be responsible for placing its own insurance.

(2)

Re-adjustment. On Closing, the Vendor and the Purchaser agree to enter into a readjustment agreement providing for re-adjustment of any errors or omissions in the statement of adjustments or any necessary changes in the statement of adjustments in respect of any item, which was estimated for Closing purposes. The parties agree that such re-adjustment shall take place as soon as reasonably practical after Closing.

2.6 Closing Date. The transaction contemplated in this Agreement will be completed on the Closing Date. The Purchaser acknowledges and agrees that subject to the terms and conditions contained in the Lease, all parts and equipment located on the property will remain with the buildings on the Closing Date.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1 Representations of the Vendor. The Vendor represents and warrants to and in favour of the Purchaser that, as of the date of this Agreement and as of the Closing Date, unless otherwise specified in this Section:

(a)	Residence. The Vendor is not a non-resident of Canada within the meaning of Section 116 of the Income Tax Act (Canada);

(b)	There are no contracts or agreements, expressed or implied, written or oral affecting the Property to be assumed by the Purchaser on Closing, save and except the Lease;

(c)	There are no work-orders or deficiency notices outstanding whatsoever of which the Vendor has any notice;

(d)	There is no litigation pending or threatened with respect to the Property before any criminal, civil, quasi-criminal or administrative body or tribunal having authority;

(e)	The Vendor is not aware of any expropriation or condemnation proceedings pending or threatened against the Property or any part thereof;

(f)

All accounts for work and services performed by or on behalf of the Vendor and materials placed or furnished upon or in respect of the Property by or on behalf of the Vendor shall have been fully paid and satisfied on Closing and no one shall be entitled to claim a lien under the Construction Lien Act (Ontario) and/or any predecessor legislation relating thereto against the Property or any part thereof in respect of any such work, services and materials;

(g)

Vendor is duly incorporated and validly existing under the laws of its jurisdiction and is in good standing under the laws of Ontario, and has the power and capacity to own the Property, to enter into this Agreement and to carry out its terms, all of which has been, or by the Closing Date shall have been, duly authorized.

(h)

No Leases. There is no lease, agreement to lease, license, tenancy agreement or occupancy agreement with respect to all or part of the Property except for the lease to be entered into between the Vendor as tenant and Purchaser as landlord relating to the Property (the “Lease”), in a mutually agreeable form, on the following terms:

(i)	Rent payable in the amount of $8.00 per square foot per month, payable monthly in advance plus payment of additional rent “TMI”;

(ii)	The term of the lease shall be for six months with an option to become a month by month tenancy after the term ends

(iii)	Upon the end of the tenancy vacant possession shall be provided to the Purchaser as landlord, including the removal of all fixtures, chattels and trade fixtures;

(iv)	Vendor as tenant shall be responsible for all TMI, including services, utilities, taxes and insurance in respect of the leased premises.

3.2 Merger. The Vendor shall provide the Purchaser with a certificate of the Vendor on Closing confirming that all of the representations and warranties in this Section 3 are ture and correct in all material respects or if not, particulars of any inaccuracies. The representations and warranties of the Vendor and the Purchaser contained in this Agreement shall survive the Closing Date and continue for one (1) year thereafter in full force and effect thereafter, notwithstanding any intermediate inspections by the Purchaser or the Purchaser’s satisfaction or waiver of the Purchaser Conditions herein contained as to as of the state of affairs on the Closing Date.

3.3 If for any reason whatsoever, any of the obligations, covenants, representations and warranties contained in this Agreement are not true and accurate or shall become untrue or inaccurate prior to the Closing Date, then party knowing or becoming aware of any untrue or inaccurate provision shall notify the other part in writing and if the same is/are not remedied to the Purchaser’s satisfaction on or before the Closing Date the Purchaser may elect, in the sole discretion of the Purchaser, to either terminate this Agreement whereupon the Deposit shall be forthwith returned to the Purchaser without interest and without deduction or to complete the purchase of the Property and shall in that instances be deemed to have waived any claims resulting from such matters.

ARTICLE 4

COVENANTS

4.1 Title.

(1)	Title. On Closing, the Vendor’s title to the Lands shall be good and free from all restrictions, charges, liens and encumbrances.

(2)

Title Documents. Except for documents or information expressly required by the terms of this Agreement to be delivered by the Vendor to the Purchaser, the Purchaser shall not call for the production of any title, deed, abstract, survey or other evidence of title to the Property.

(3)	Discharge. The Vendor agrees to discharge from the Lands, at its expense, on or before the Closing Date, all registered restrictions, charges, liens and encumbrances.

(4)

Title Requisitions. The Purchaser shall be allowed until the end of the Inspection Period to examine title to the Lands at its own expense and if, within that time, any valid objection to title is made in writing to the Vendor, which the Vendor is unable or unwilling to remove and which the Purchaser will not waive, then this Agreement shall, notwithstanding any intermediate act or negotiations with respect to such objections, be null and void and the Deposit, or so much thereof as has then been paid, shall be returned to the Purchaser without deduction.

ARTICLE 5

DUE DILIGENCE/CONDITIONS

5.1 Conditions for the benefit of the Purchaser:

The Purchaser shall have Sixty (60) days from the Contract Date (which is the date upon which this Agreement has been executed by the last of the Purchaser or the Vendor) (the “Inspection Period”) within which to satisfy itself in its sole, absolute discretion as to density conditions, soils tests and the environmental condition of the Property, (collectively, the “Purchaser’s Conditions”). In the absence of written notice before the end of the Inspection Period that the Purchaser is satisfied with the Purchaser’s Conditions (the “Purchaser’s Waiver”) then the Purchaser shall be deemed not to be satisfied and this agreement shall be at an end and all monies paid hereunder shall be returned to the Purchaser without deduction and with interest earned thereon, if any. In the event that the Purchaser has an objection to the results of the soils tests and/or environmental report (the “Environmental Objection”) which would cause the Purchaser to terminate the transaction and not provide the Purchaser’s Waiver, the Purchaser shall provide the Vendor with notice in writing of its objection (the “Environmental Notice”) along with copies of said relevant reports on or before the end of Inspection Period. The Purchaser and the Vendor shall make reasonable commercial efforts to mitigate the issues found in the Environmental Objection. If the Purchaser is not satisfied with the mitigation resolution provided by the Vendor to resolve the Environmental Objection within ten days after the Purchaser providing the Environmental Notice to the Vendor, the Purchaser shall provide written notice to the Vendor that this Agreement is terminated and this Agreement shall be at an end and all monies paid hereunder shall be returned to the Purchaser without deduction and with interest earned thereon, if any. In the alternative within the said timeframe, the Purchaser may provide the Purchaser’s Waiver to the Vendor to continue with the transaction.

The Purchaser, in its sole discretion, shall have the right to extend the Inspection period for a further period of 10 days upon giving the Vendor written notice before 5:00 p.m. on the date of the Inspection Period.

After the Contract Date, the Purchaser, its authorized agents and representatives designated by the Purchaser, shall from time to time have the right to inspect, make tests (including soil and environmental testing) and reports and enter onto the Property and buildings (if any) for the purpose of satisfying itself that there are no Hazardous Materials (as defined herein), upon in or adjacent to the Property or soil conditions which would increase the normal development costs of the Property. For the purposes hereof, the term “Hazardous Materials” means any contaminants, pollutant or substance that, when released into the natural environment, could cause, at some immediate or future time, harm or degradation to the natural environment or risk to human health and shall include, without limitation, any substance or material that is or shall become prohibited, controlled or regulated by any governmental authorities and includes any contaminants, pollutants, liquid wastes, industrial wastes, hazardous wastes, hazardous materials or hazardous substances as referred to or defined in any federal, provincial and/or municipal laws, by-laws, rules, regulations, orders or ordinances relating to environmental, health and/or safety matters.

For the purpose of this Agreement, “Governmental Authority” or “Authority” means any government, parliament, legislature, municipality or any regulatory authority, agency, commission or board of any government, parliament, legislature or municipality, or any court or (without limitation to the foregoing) any other law, regulation or rule-market entity (including, without limitation, any central bank, fiscal or monetary authority or authority regulating banks), having or purporting to have jurisdiction in the relevant circumstances, or any Person acting or purporting to act under the authority of any of the foregoing (including, without limitation, any arbitrator).

5.2 The Purchaser hereby covenants and agrees to keep strictly confidential any and all reports, assessments or other information obtained or discovered in relating to the Property and shall not disclose any such information except to the Purchaser’s agents, solicitors and advisors or as they may be legally required to do so. Further, the Purchaser covenants and agrees to deliver to the Vendor copies of any and all reports, assessments or other information obtained or discovered relating to the Property within five (5) days of receipt.

ARTICLE 6

HST

6.1 Harmonized Sales Tax. With respect to harmonized sales tax (“HST”) payable pursuant to the Excise Tax Act (Canada) (the “Act”), the parties agree that the Purchaser will pay to the Vendor at the time of transfer of the Property to the Purchaser, all applicable HST payable in connection with the transaction set out in this Agreement;

provided that if on the Closing Date, the Purchaser delivers to the Vendor a certificate or statutory declaration of the Purchaser confirming that the Purchaser is a registrant for purposes of the Act and the Purchaser’s registration number for HST purposes, an undertaking by the Purchaser to pay all applicable HST and an indemnity executed by the Purchaser indemnifying the Vendor with respect to all HST payable in connection with this transaction, the Vendor shall not collect HST from the. Purchaser in connection with the transaction set out herein unless required to do so by the provisions of the Act.

ARTICLE 7

ACCESS, INTERIM PERIOD AND ASSIGNMENT

7.1 Delivery of Documents. Within ten days after the Contract Date, the Vendor shall deliver to the Purchaser all of the Property Documents to the extent not previously delivered and to the extent which is in its possession or control (which may, at the Vendor’s option, be delivered in hard copy or electronically or, if appropriate, to the Purchaser’s solicitors on a privileged basis). If this Agreement is terminated for any reason, the Purchaser agrees to return to the Vendor all of the Property Documents and other documents previously delivered by the Vendor to the Purchaser and to destroy all electronic copies of the Property Documents and other documents provided to it, as well as all of its notes and internal reports and summaries prepared with respect to the Property which are based on the Property Documents or such other documents.

7.2 Authorizations. The Vendor agrees to execute, on the request of the Purchaser and within two Business Days of such request, such authorizations addressed to all appropriate governmental authorities, authorizing such governmental authorities to release to the Purchaser or to the Purchaser’s solicitors any and all information that may be on record with respect to the Property but not authorizing or requesting inspections of the Property.

7.3 Risk. The Property shall be at the risk of the Vendor until completion of the transaction contemplated by this Agreement.

7.4 Assignment. The Purchaser shall have the right to assign this Agreement to a corporation designed by it on Closing and, upon so doing, shall be relieved of all liability hereunder, with the intent and purpose that the corporation so designated has executed this Agreement in the first instance, provided that the original Purchaser, regardless of assignment, shall remain fully and directly responsible, and shall not be released, for all obligations of the Purchaser provided hereunder until the transaction contemplated herein has been completed.

ARTICLE 8

CLOSING

8.1 Closing Arrangements. The parties confirm that the Teraview electronic registration system (hereinafter referred to as the “Teraview Electronic Registration System” or “TERS”) is operative in the land titles office where the Lands are located and, accordingly, the following provisions shall prevail, namely:

(a)

The Purchaser’s solicitors and the Vendor’s Solicitors shall each be obliged to be authorized TERS users and in good standing with the Law Society of Upper Canada, and they are hereby authorized by the parties hereto to enter into a document registration agreement in the form adopted by the Joint LSUC-CBAO Committee on Electronic Registration of Title Documents on March 29, 2004 or any successor version thereto (hereinafter referred to as the “Document Registration Agreement” or “DRA”), together with the additional requirement that the registering solicitor shall also be obliged to provide the non-registering solicitor with a copy of the registration report printed by TERS upon the registration of the electronic documents, as evidence of the registration thereof, within one Business Day of the Closing Date. It is understood and agreed that the DRA shall outline or establish the procedures and timing for completing this transaction electronically, and shall be executed by both the Vendor’s Solicitors and the Purchaser’s solicitors and exchanged by courier or facsimile or other means of electronic transmission between said solicitors (such that each solicitor has a photocopy, e-mail or faxed copy of the DRA duly executed by both solicitors) by no later than two Business Days before the Closing Date.

(b)	The delivery and exchange of Closing documents and the balance of the Purchase Price, and the release thereof to the Vendor and the Purchaser, as the case may be:

(i)	shall not occur contemporaneously with the registration of the transfer of the Lands and other documents, if any, to be registered electronically; and

(ii)

shall be governed by the DRA, pursuant to which the solicitor receiving any Closing documents, or the balance of the Purchase Price, will be required to hold same in escrow, and will not be entitled to release same except in strict accordance with the provisions of the DRA.

(c)

Each of the parties hereto agrees that the delivery of any of the Closing documents not intended or required to be registered on title to the Lands shall, unless the parties otherwise agree, be by way of delivery of originally signed copies thereof on the Closing Date to the other party.

(d)

Notwithstanding anything contained in this Agreement or in the DRA to the contrary, it is expressly understood and agreed by the parties hereto that an effective tender shall be deemed to have been validly made by either party (in this paragraph called the “Tendering Party”) upon the other party (in this paragraph called the “Receiving Party”) when the solicitor for the Tendering Party has:

(i)	delivered all applicable Closing documents and/or the balance of the Purchase Price to the Receiving Party’s solicitor in accordance with the provisions of this Agreement and the DRA;

(ii)

advised the solicitor for the Receiving Party, in writing, that the Tendering Party is ready, willing and able to complete the transaction in accordance with the terms and provisions of this Agreement; and

(iii)

has completed all steps required by TERS in order to complete this transaction that can be performed or undertaken by the Tendering Party’s solicitor without the cooperation or participation of the Receiving Party’s solicitor, and specifically when the Tendering Party’s solicitor has electronically “signed” the transfer/deed and any other Closing document, if any, to be registered electronically for completeness and granted “access” to the Receiving Party’s solicitor (but without the Tendering Party’s solicitor releasing same for registration by the Receiving Party’s solicitor).

(e)

The DRA shall provide that if either the Vendor’s Solicitors or Purchaser’s solicitors receives a Teraview message, telephone call or other communication from the land registry office after Closing, regarding any problem or deficiency concerning any of the documents registered electronically on Closing, then the solicitor receiving such message or communication shall forthwith advise the other solicitor, and each of the Vendor’s Solicitors and the Purchaser’s solicitors shall co-operate with each other in an expeditious manner and take all requisite steps to forthwith correct, re-sign for completeness, and re-register, as and when necessary, any of the documents intended to be registered to complete the Closing of the transaction contemplated in this Agreement, so that such documents can thereafter be certified by the land registry office.

8.2 Documents of the Vendor. The Vendor shall deliver to the Purchaser the following documents on the Closing Date or on such other date as may be specified:

(a)	Transfer. An electronic transfer for the Property, transferring the Property to the Purchaser;

(b)

Certificate of the Vendor. A certificate of the Vendor certifying that the representations and warranties contained in Section 3.1 are true and accurate in all material respects as of the Closing Date;

(c)	Statement of Adjustments. A statement of adjustments, a draft form of which shall be delivered not less than two Business Days prior to the Closing Date;

(d)	Re-adjustment Agreement. The re-adjustment agreement contemplated in Section 2.5;

(e)	Lease as described in Section 3.1; and

(f)

Property Documents. Originals or, to the extent originals are not available or provision of originals is not practical, photocopies of the Property Documents (which may, at the Vendor’s option, be delivered in hard copy or electronically), to the extent not previously delivered.

8.3 Documents of the Purchaser. The Purchaser shall deliver to the Vendor the following documents on the Closing Date or such other date as may be specified:

(a)

Balance of the Purchase Price. A wire transfer of immediately available funds payable to the Vendor’s Solicitors, or as the Vendor’s Solicitors may in writing direct, in the amount of the balance of the Purchase Price determined in accordance with Section 2.3(c);

(b)	Re-adjustment Agreement. The re-adjustment agreement contemplated in Section 2.5(2);

(c)	HST. The declaration, undertaking and indemnity duly executed by the Purchaser;

(d)	Other. Such further documentation relating to the completion of this Agreement as the Vendor may reasonably require.

ARTICLE 9

GENERAL

9.1 Tender. Any tender of money or documents required under this Agreement may be made upon the Vendor, the Purchaser, or their respective solicitors. Money may be tendered by wire transfer of immediately available funds.

9.2 Notice

Any notice required or permitted to be given under this Agreement (a “Notice”) shall be given in writing by personal delivery or other electronic means of transmission at the addresses set out below. Any Notice given prior to 5:00 p.m. (Toronto time) on a Business Day shall be deemed to have been received on that Business Day. Any Notice given after 5:00 p.m. (Eastern Standard Time) on a Business Day or on a day other than a Business Day shall be deemed to have been received on the next following Business Day. Notices shall be delivered or sent as follows:

to the Purchaser:

Terry Wallace 504 Iroquois Shore Road, Unit 12B Oakville, ON L611 3K4 Office: 905-465-0970 terry@penaltagroup.com with a copy to

Purchaser’s Solicitors:	Spadafora & Murphy LLP 247 North Service Road West, Suite 300 Oakville, Ontario L6M 3E6 Attention: Peggy Spadafora Email: pspadafora@pssmlaw.com

to the Vendor:	Jessmat Holdings Ltd. and Norjan Ventures Inc.
496 Gilbert Ave. Toronto, ON _____ HX5 Attention: Jan Kaplan Email: janemendocino.ca

With a copy to

Vendor’s Solicitor:	Allan Kaplan Kaplan & Associates Suite 3500 2 Bloor St. East Toronto, ON M4W 1A8 Attention: Allan Kaplan Email: allan@torlaw.ca

By giving to the other party at least two days’ Notice, any party may, at any time and from time to time, change its address for delivery or communication for the purposes of this Section 9.2.

9.3 Planning Act. This Agreement is subject to the express condition that it will be effective only if the provisions of Section 50 of the Planning Act (Ontario) are complied with.

9.4 Assignment. The Purchaser shall not be entitled to assign this Agreement without the consent of the Vendor, which may be withheld at its sole and absolute discretion.

9.5 Brokerage Fees. The Vendor and Purchaser acknowledge and agree that neither party has retained any agent or broker with respect to this transaction and the Purchaser shall be in no way responsible for payment of any real estate commission in respect of the sale of the Property.

9.6 Relationship of the Parties. Nothing in this Agreement shall be construed so as to make the Purchaser a partner of the Vendor and nothing in this Agreement shall be construed so as to make the Purchaser an owner of the Property for any purpose including, without limitation, the Construction Act (Ontario), until the Closing Date.

9.7 No Registration. The Purchaser agrees that it will not register this Agreement or any notice with respect thereto against title to the Lands or any other lands owned by the Vendor.

9.8 Confidentiality.

(1)

Confidential Information. The Purchaser agrees that all reports, documentation and other information received by it in connection with the Property or as a result of its due diligence including, without limitation, information provided by the Vendor as contemplated in Section 7.1 of this Agreement (collectively, the “Confidential Information”) will be received and held in confidence by the Purchaser and its officers, employees, solicitors, accountants and other advisors (collectively, the “Representatives”). The Purchaser further agrees that:

(a)	all Confidential Information will be used by the Purchaser and its Representatives only for the purpose of evaluating the Purchaser’s proposed acquisition of the Property;

(b)

it will transmit the Confidential Information only to such of its Representatives who need to know the Confidential Information for the purpose of evaluating the Purchaser’s proposed purchase of the Property and only if those Representatives are aware of the provisions of this Section and agree to be bound by the terms hereof as if a party hereto. The Purchaser acknowledges that it will be fully liable for any breach of this confidentiality provision by any of its Representatives;

(c)

although the Vendor will make reasonable efforts to provide accurate information, the Purchaser acknowledges and agrees that the Vendor has not made and does not make any representation, warranty or other assurance as to the accuracy or completeness of the Confidential Information and the Vendor shall have no liability resulting from the provision or use of the Confidential Information to the Purchaser or its Representatives; and

(d)

if for any reason the Purchaser does not acquire the Property, the Purchaser will forthwith return and cause its Representatives to return all Confidential Information together with all copies, extracts and reproductions thereof and all notes and other records thereof or relating thereto.

The provisions of this Section 9.8 shall survive notwithstanding Closing or termination of this Agreement for any reason.

(2)

Agreement to Be Kept Confidential. The Purchaser and its Representatives further agree to keep in strict confidence the terms of this Agreement and not to disclose the terms of this Agreement except as required by law.

9.9 Counterparts. The parties agree that this Agreement may be executed by electronic means and forwarded to the other party by facsimile or other electronic means of transmission and receipt by facsimile or other electronic means of transmission of a copy of this Agreement executed by a party shall bind the party so sending the facsimile or other electronic means of transmission.

9.10 Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns. This Agreement shall enure to the benefit of the parties hereto and to their respective successors and assigns who are permitted pursuant to the terms of this Agreement.

9.11 Acceptance. This offer to purchase is open for acceptance by the until 5:00 p.m. (EST) on the date being three (3) Business Days following delivery by the ________ of an executed copy.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date indicated below.

Date of execution: May 20th, 2021	SNEGGY INC.

	By:	/s/ P. Terry Wallace
Name: P. Terry Wallace
Title: President

By:
Name:
Title:

I/We have authority to bind the Corporation

Date of execution: May 27, 2021	JESSMAT HOLDINGS LTD.

	By:	/s/ Jan Kaplan
Name: Jan Kaplan
Title: President

	By:	/s/ Jan Kaplan
Name: Jan Kaplan
Title: President

I/We have authority to bind the Corporation

Date of execution: May 27, 2021	NORJAN VENTURES INC.

	By:	/s/ Jan Kaplan
Name: Jan Kaplan
Title: President

	By:	/s/ Jan Kaplan
Name: Jan Kaplan
Title: President

I/We have authority to bind the Corporation

SCHEDULE A

LANDS DESCRIPTION

JESSMAT LANDS municipally known as 494 Gilbert Avenue, Toronto Ontario being all of PIN 10487-0671: PT Li’ 4 PLAN 1429 TOWNSHIP OF YORK AS IN CA584633; TORONTO; CITY OF TORONTO

NORJAN LANDS municipally known as 496 Gilbert Avenue, Toronto Ontario being:

Firstly, all of PIN 10487-0995: PT LT 3-4 PLAN 1429 TOWNSHIP OF YORK DESIGNATED AS PART 3 on PLAN 66R-19478; CITY OF TORONTO

Secondly, all of PIN 10487-1000: PT LT 33, CON 3 FTB, DESIGNATED AS PARTS 7 & 11 ON; CITY OF TORONTO

AGREEMENT OF PURCHASE AND SALE

THIS AGREEMENT dated as of the _____ day of May, 2021.

BETWEEN:

                                                        2523486 ONTARIO INC.

(Collectively, the “Vendor”)

OF THE FIRST PART

- and –

SNEGGY INC.

(the “Purchaser”)

OF THE SECOND PART

WHEREAS:

A. The Vendor is the owner of the Property; and

B. The Vendor has agreed to sell the Property to the Purchaser and the Purchaser has agreed to purchase the Property from the Vendor on the terms and conditions set out in this Agreement.

NOW THEREFORE, in consideration of the sum of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties covenant and agree as follows:

ARTICLE 1

INTERPRETATION

1.1 Definitions. In this Agreement, the following terms shall have the meaning set out below:

“Agreement” means this agreement of purchase and sale, including the Schedules to this Agreement, as it or they may be amended or supplemented from time to time, and the expressions “hereof’, “herein”, “hereto”, “hereunder”, “hereby” and similar expressions refer to this Agreement and not any particular section or other portion of this Agreement.

“Business Day” means any day other than a Saturday, Sunday or legal holiday in the Province of Ontario.

“Closing” means the closing and consummation of the transaction of purchase and sale contemplated by this Agreement including, without limitation, the satisfaction of the Purchase Price and the delivery of the Closing documents on the Closing Date.

“Closing Date” means sixty (60) days after the waiver of the Purchaser’s Conditions.

“Confidential Information” has the meaning given to it in Section 9.9.

“Contract Date” means the date on which this Agreement has been executed and delivered by both the Vendor and the Purchaser.

“Deposit” means collectively the First Deposit and the Second Deposit.

“First Deposit” means the sum of $50,000.00.

“HST” has the meaning given to it in Section 6.1.

“Inspection Period” has the meaning given to it in Section 5.1

“Lands” means those lands as further described in Schedule A attached hereto.

“Lease” has the meaning given to it in Section 3.1 (b).

“Notice” has the meaning given to it in Section 9.2.

“Person” means an individual, a partnership, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof, and the heirs, executors, administrators or other legal representatives of an individual.

“Property” means the Lands, together with all improvements, buildings and fixtures erected therein or thereon.

“Property Documents” means the following documents relating to the Property, but only to such extent that same are within the Vendor’s possession or control:

(a)	any existing surveys for the Property in the possession of the Vendor;

(b)	copies of any leases affecting the Property;

(c)	soil tests;

(d)	all environmental audits or reports;

(e)	structural reports, architectural or engineering drawings;

(f)	copies of the realty tax bills and notices of assessment for the last two fiscal years

(g)	copies of all service contracts and equipment leases in the Vendor’s possession; and

(h)	all other reports in the possession of the Vendor that relates to the Property.

“Purchase Price” means the sum of $4,250,000.00;

“Purchaser’s Conditions” has the meaning given to it in Section 5.1;

“Purchaser’s Solicitors” means Spadafora & Murphy LLP ;

“Purchaser’s Waiver” has the meaning given to it in Section 5.1;

“Representatives” has the meaning given to it in Section 9.8.

“Second Deposit” means the sum of $100,000.00.

“Vendor’s Solicitors” means

1.2 Extended Meanings. Words importing the singular include the plural and vice versa. Words importing the masculine gender include the feminine and neuter genders.

1.3 Headings. The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.4 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and, except as stated in this Agreement and in the instruments and documents to be executed and delivered pursuant to this Agreement, contains all the representations, undertakings and agreements of the parties. This Agreement supersedes all prior negotiations or agreements between the parties, whether written or verbal, with respect to the subject matter of this Agreement.

1.5 Currency. All dollar amounts referred to in this Agreement are in Canadian funds.

1.6 Severability. If any provision contained in this Agreement or its application to any Person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such provision to Persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected, and each provision of this Agreement shall be separately valid and enforceable to the fullest extent permitted by law.

1.7 Non-merger. None of the provisions of this Agreement shall merge on the Closing of the transaction contemplated herein, except as specifically provided in this Agreement.

1.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

1.9 Time. Time shall be of the essence of this Agreement. If the time limited for the performance or completion of any matter under this Agreement expires or falls on a day that is not a Business Day, the time so limited shall extend to the next following Business Day. Time limited for performing or completing any matter under this Agreement may be extended or abridged by an agreement in writing signed by the parties or by their respective solicitors.

1.10 Statute References. Any reference in this Agreement to any statute or any section thereof shall, unless otherwise expressly stated, be deemed to be a reference to such statute or section, as amended, restated or re-enacted from time to time.

ARTICLE 2

PURCHASE AND SALE

2.1 Purchase and Sale. The Purchaser agrees to purchase the Property from the Vendor and the Vendor agrees to sell the Property to the Purchaser on the terms and subject to the conditions contained in this Agreement, for the Purchase Price, subject to adjustment as provided for herein.

2.2 Purchase Price. The Purchaser covenants and agrees to pay to the Vendor the Purchase Price without set-off, abatement or deduction, but subject to the adjustments referred to in Section 2.5 at the time and in the manner set out in this Agreement.

2.3 Payment of Purchase Price. The Purchase Price shall be paid by the Purchaser to the Vendor as follows:

(a)	the First Deposit shall be paid by wire transfer, certified cheque, or direct deposit to the Vendor’s Solicitors, in trust, within two Business Days after the Contract Date;

(b)	the Second Deposit shall be paid by wire transfer, certified cheque, or direct deposit to the Vendor’s Solicitors, in trust, within two Business Days after the waiver of the Purchaser Conditions; and

(c)	the balance of the Purchase Price shall be paid on the Closing Date, subject to the adjustments referred to in Section 2.5 of this Agreement.

After the waiver of the Purchaser’s Conditions, the Deposit shall be non-refundable and held by the Vendor’s Solicitors, in trust, and be credited on the Closing Date on account of the Purchase Price. If the closing of this transaction does not occur due to the fault of the Vendor or this Agreement is terminated by the Vendor, the Deposit plus interest, if any, shall be immediately returned to the Purchaser

2.4 Covenant to Perform. The Purchaser covenants and agrees with the Vendor to pay the Purchase Price on the date and in the manner specified in this Agreement and to otherwise observe, perform and comply with the covenants, conditions, terms and provisions of this Agreement.

2.5 Adjustments.

(1)

General. On the Closing Date, real property taxes, utilities and all other items normally adjusted between a vendor and purchaser of real property similar to the Property shall be adjusted between the parties, the Closing Date itself to be apportioned to the Purchaser. Insurance premiums shall not be adjusted as of the Closing Date, but insurance shall remain the responsibility of the Vendor until the Closing Date, and thereafter, the Purchaser shall be responsible for placing its own insurance.

(2)

Re-adjustment. On Closing, the Vendor and the Purchaser agree to enter into a readjustment agreement providing for re-adjustment of any errors or omissions in the statement of adjustments or any necessary changes in the statement of adjustments in respect of any item, which was estimated for Closing purposes. The parties agree that such re-adjustment shall take place as soon as reasonably practical after Closing.

2.6 Closing Date. The transaction contemplated in this Agreement will be completed on the Closing Date. The Purchaser acknowledges and agrees that subject to the terms and conditions contained in the Lease, all parts and equipment located on the property will remain with the buildings on the Closing Date.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1 Representations of the Vendor. The Vendor represents and warrants to and in favour of the Purchaser that, as of the date of this Agreement and as of the Closing Date, unless otherwise specified in this Section:

(a)	Residence. The Vendor is not a non-resident of Canada within the meaning of Section 116 of the Income Tax Act (Canada);

(b)	There are no contracts or agreements, expressed or implied, written or oral affecting the Property to be assumed by the Purchaser on Closing, save and except the Lease;

(c)	There are no work-orders or deficiency notices outstanding whatsoever of which the Vendor has any notice;

(d)	There is no litigation pending or threatened with respect to the Property before any criminal, civil, quasi-criminal or administrative body or tribunal having authority;

(e)	The Vendor is not aware of any expropriation or condemnation proceedings pending or threatened against the Property or any part thereof;

(f)

All accounts for work and services performed by or on behalf of the Vendor and materials placed or furnished upon or in respect of the Property by or on behalf of the Vendor shall have been fully paid and satisfied on Closing and no one shall be entitled to claim a lien under the Construction Lien Act (Ontario) and/or any predecessor legislation relating thereto against the Property or any part thereof in respect of any such work, services and materials;

(g)

Vendor is duly incorporated and validly existing under the laws of its jurisdiction and is in good standing under the laws of Ontario, and has the power and capacity to own the Property, to enter into this Agreement and to carry out its terms, all of which has been, or by the Closing Date shall have been, duly authorized.

(h)

No Leases. There is no lease, agreement to lease, license, tenancy agreement or occupancy agreement with respect to all or part of the Property except for the lease to be entered into between the Vendor as tenant and Purchaser as landlord relating to Parcel A (the “Lease”), in a mutually agreeable form, on the following terms:

(i)	rent payable in the amount of $8.50 per square foot per month, payable monthly in advance plus payment of additional rent “TMI”;

(ii)	the term of the lease shall be for six months with an option to become a month by month tenancy after the term ends

(iii)	Upon the end of the tenancy vacant possession shall be provided to the Purchaser as landlord, including the removal off all fixtures, chattels and trade fixtures;

(iv)	Either party may terminate the Lease prior upon sixty (60) days’ written notice to the other party;

(v)	Vendor as tenant shall be responsible for all TMI, including services, utilities, taxes and insurance in respect of the leased premises.

3.2 Merger. The Vendor shall provide the Purchaser with a certificate of the Vendor on Closing confirming that all of the representations and warranties in this Section 3 are true and correct in all material respects or if not, particulars of any inaccuracies. The representations and warranties of the Vendor and the Purchaser contained in this Agreement shall survive the Closing Date and continue for one (1) year thereafter in full force and effect thereafter, notwithstanding any intermediate inspections by the Purchaser or the Purchaser’s satisfaction or waiver of the Purchaser Conditions herein contained as to as of the state of affairs on the Closing Date.

3.3 If for any reason whatsoever, any of the obligations, covenants, representations and warranties contained in this Agreement are not true and accurate or shall become untrue or inaccurate prior to the Closing Date, then party knowing or becoming aware of any untrue or inaccurate provision shall notify the other party in writing and if the same is/are not remedied to the Purchaser’s satisfaction on or before the Closing Date the Purchaser may elect, in the sole discretion of the Purchaser, to either terminate this Agreement whereupon the Deposit shall be forthwith returned to the Purchaser without interest and without deduction or to complete the purchase of the Property and shall in that instance be deemed to have waived any claims resulting from such matters.

ARTICLE 4

COVENANTS

4.1 Title.

(1)	Title. On Closing, the Vendor’s title to the Lands shall be good and free from all restrictions, charges, liens and encumbrances.

(2)

Title Documents. Except for documents or information expressly required by the terms of this Agreement to be delivered by the Vendor to the Purchaser, the Purchaser shall not call for the production of any title, deed, abstract, survey or other evidence of title to the Property.

(3)	Discharge. The Vendor agrees to discharge from the Lands, at its expense, on or before the Closing Date, all registered restrictions, charges, liens and encumbrances.

(4)

Title Requisitions. The Purchaser shall be allowed until the end of the Inspection Period to examine title to the Lands at its own expense and if, within that time, any valid objection to title is made in writing to the Vendor, which the Vendor is unable or unwilling to remove and which the Purchaser will not waive, then this Agreement shall, notwithstanding any intermediate act or negotiations with respect to such objections, be null and void and the Deposit, or so much thereof as has then been paid, shall be returned to the Purchaser without deduction.

ARTICLE 5

DUE DILIGENCE/CONDITIONS

5.1 Conditions for the benefit of the Purchaser:

The Purchaser shall have Sixty (60) days from the Contract Date (which is the date upon which this Agreement has been executed by the last of the Purchaser or the Vendor) (the “Inspection Period”) within which to satisfy itself in its sole discretion as to density conditions, soils tests and the environmental condition of the Property and the ability of the Purchaser to obtain financing satisfactory to the Purchaser in its sole and absolute discretion (collectively, the “Purchaser’s Conditions”). On or before the end of the Inspection Period, if the Purchaser is not satisfied with the results of its inspection, the Purchaser shall provide written notice to the Vendor that this agreement shall be at an end and the Deposit shall be returned to the Purchaser without deduction. The Purchaser’s Conditions are for the benefit of the Purchaser, and may be waived by the Purchaser by notice to the Vendor, or the Vendor’s Solicitor, on or before the end of the Inspection Period. In the event the Purchaser’s Conditions are not satisfied or waived on or before the end of the Inspection Period, then this Agreement shall be terminated with return of the Deposit to the Purchaser without deduction and the parties shall have no further liabilities to each other, save as otherwise expressly provided herein.

The Purchaser, in its sole discretion, shall have the right to extend the Inspection period for a further period of 10 days upon giving the Vendor written notice before 5:00 p.m. on the date of the Inspection Period.

After the Contract Date, the Purchaser, its authorized agents and representatives designated by the Purchaser, shall from time to time have the right to inspect, make tests (including soil and environmental testing) and reports and enter onto the Property and buildings (if any) for the purpose of satisfying itself that there are no Hazardous Materials (as defined herein), upon in or adjacent to the Property or soil conditions which would increase the normal development costs of the Property. For the purposes hereof, the term “Hazardous Materials” means any contaminants, pollutant or substance that, when released into the natural environment, could cause, at some immediate or future time, harm or degradation to the natural environment or risk to human health and shall include, without limitation, any substance or material that is or shall become prohibited, controlled or regulated by any governmental authorities and includes any contaminants, pollutants, liquid wastes, industrial wastes, hazardous wastes, hazardous materials or hazardous substances as referred to or defined in any federal, provincial and/or municipal laws, by-laws, rules, regulations, orders or ordinances relating to environmental, health and/or safety matters.

For the purpose of this Agreement, “Governmental Authority” or “Authority” means any government, parliament, legislature, municipality or any regulatory authority, agency, commission or board of any government, parliament, legislature or municipality, or any court or (without limitation to the foregoing) any other law, regulation or rule-market entity (including, without limitation, any central bank, fiscal or monetary authority or authority regulating banks), having or purporting to have jurisdiction in the relevant circumstances, or any Person acting or purporting to act under the authority of any of the foregoing (including, without limitation, any arbitrator).

5.2 The Purchaser hereby covenants and agrees to keep strictly confidential any and all reports, assessments or other information obtained or discovered in relating to the Property and shall not disclose any such information except to the Purchaser’s agents, solicitors and advisors or as they may be legally required to do so. Further, the Purchaser covenants and agrees to deliver to the Vendor copies of any and all reports, assessments or other information obtained or discovered relating to the Property within five (5) days of receipt.

ARTICLE 6

HST

6.1 Harmonized Sales Tax. With respect to harmonized sales tax (“HST”) payable pursuant to the Excise Tax Act (Canada) (the “Act”), the parties agree that the Purchaser will pay to the Vendor at the time of transfer of the Property to the Purchaser, all applicable HST payable in connection with the transaction set out in this Agreement; provided that if on the Closing Date, the Purchaser delivers to the Vendor a certificate or statutory declaration of the Purchaser confirming that the Purchaser is a registrant for purposes of the Act and the Purchaser’s registration number for HST purposes, an undertaking by the Purchaser to pay all applicable HST and an indemnity executed by the Purchaser indemnifying the Vendor with respect to all HST payable in connection with this transaction, the Vendor shall not collect HST from the Purchaser in connection with the transaction set out herein unless required to do so by the provisions of the Act.

ARTICLE 7

ACCESS, INTERIM PERIOD AND ASSIGNMENT

7.1 Delivery of Documents. Within ten days after the Contract Date, the Vendor shall deliver to the Purchaser all of the Property Documents to the extent not previously delivered and to the extent which is in its possession or control (which may, at the Vendor’s option, be delivered in hard copy or electronically or, if appropriate, to the Purchaser’s solicitors on a privileged basis). If this Agreement is terminated for any reason, the Purchaser agrees to return to the Vendor all of the Property Documents and other documents previously delivered by the Vendor to the Purchaser and to destroy all electronic copies of the Property Documents and other documents provided to it, as well as all of its notes and internal reports and summaries prepared with respect to the Property which are based on the Property Documents or such other documents.

7.2 Authorizations. The Vendor agrees to execute, on the request of the Purchaser and within two Business Days of such request, such authorizations addressed to all appropriate governmental authorities, authorizing such governmental authorities to release to the Purchaser or to the Purchaser’s solicitors any and all information that may be on record with respect to the Property but not authorizing or requesting inspections of the Property.

7.3 Risk. The Property shall be at the risk of the Vendor until completion of the transaction contemplated by this Agreement.

7.4 Assignment. The Purchaser shall have the right to assign this Agreement to a corporation designed by it on Closing and, upon so doing, shall be relieved of all liability hereunder, with the intent and purpose that the corporation so designated has executed this Agreement in the first instance, provided that the original Purchaser, regardless of assignment, shall remain fully and directly responsible, and shall not be released, for all obligations of the Purchaser provided hereunder until the transaction contemplated herein has been completed.

ARTICLE 8

CLOSING

8.1 Closing Arrangements. The parties confirm that the Teraview electronic registration system (hereinafter referred to as the “Teraview Electronic Registration System” or “TERS”) is operative in the land titles office where the Lands are located and, accordingly, the following provisions shall prevail, namely:

(a)

The Purchaser’s solicitors and the Vendor’s Solicitors shall each be obliged to be authorized TERS users and in good standing with the Law Society of Upper Canada, and they are hereby authorized by the parties hereto to enter into a document registration agreement in the form adopted by the Joint LSUC-CBAO Committee on Electronic Registration of Title Documents on March 29, 2004 or any successor version thereto (hereinafter referred to as the “Document Registration Agreement” or “DRA”), together with the additional requirement that the registering solicitor shall also be obliged to provide the non-registering solicitor with a copy of the registration report printed by TERS upon the registration of the electronic documents, as evidence of the registration thereof, within one Business Day of the Closing Date. It is understood and agreed that the DRA shall outline or establish the procedures and timing for completing this transaction electronically, and shall be executed by both the Vendor’s Solicitors and the Purchaser’s solicitors and exchanged by courier or facsimile or other means of electronic transmission between said solicitors (such that each solicitor has a photocopy, e-mail or faxed copy of the DRA duly executed by both solicitors) by no later than two Business Days before the Closing Date.

(b)	The delivery and exchange of Closing documents and the balance of the Purchase Price, and the release thereof to the Vendor and the Purchaser, as the case may be:

(i)	shall not occur contemporaneously with the registration of the transfer of the Lands and other documents, if any, to be registered electronically; and

(ii)

shall be governed by the DRA, pursuant to which the solicitor receiving any Closing documents, or the balance of the Purchase Price, will be required to hold same in escrow, and will not be entitled to release same except in strict accordance with the provisions of the DRA.

(c)

Each of the parties hereto agrees that the delivery of any of the Closing documents not intended or required to be registered on title to the Lands shall, unless the parties otherwise agree, be by way of delivery of originally signed copies thereof on the Closing Date to the other party.

(d)

Notwithstanding anything contained in this Agreement or in the DRA to the contrary, it is expressly understood and agreed by the parties hereto that an effective tender shall be deemed to have been validly made by either party (in this paragraph called the “Tendering Party”) upon the other party (in this paragraph called the “Receiving Party”) when the solicitor for the Tendering Party has:

(i)	delivered all applicable Closing documents and/or the balance of the Purchase Price to the Receiving Party’s solicitor in accordance with the provisions of this Agreement and the DRA;

(ii)

advised the solicitor for the Receiving Party, in writing, that the Tendering Party is ready, willing and able to complete the transaction in accordance with the terms and provisions of this Agreement; and

(iii)

has completed all steps required by TERS in order to complete this transaction that can be performed or undertaken by the Tendering Party’s solicitor without the cooperation or participation of the Receiving Party’s solicitor, and specifically when the Tendering Party’s solicitor has electronically “signed” the transfer/deed and any other Closing document, if any, to be registered electronically for completeness and granted “access” to the Receiving Party’s solicitor (but without the Tendering Party’s solicitor releasing same for registration by the Receiving Party’s solicitor).

(e)

The DRA shall provide that if either the Vendor’s Solicitors or Purchaser’s solicitors receives a Teraview message, telephone call or other communication from the land registry office after Closing, regarding any problem or deficiency concerning any of the documents registered electronically on Closing, then the solicitor receiving such message or communication shall forthwith advise the other solicitor, and each of the Vendor’s Solicitors and the Purchaser’s solicitors shall co-operate with each other in an expeditious manner and take all requisite steps to forthwith correct, re-sign for completeness, and re-register, as and when necessary, any of the documents intended to be registered to complete the Closing of the transaction contemplated in this Agreement, so that such documents can thereafter be certified by the land registry office.

8.2 Documents of the Vendor. The Vendor shall deliver to the Purchaser the following documents on the Closing Date or on such other date as may be specified:

(a)	Transfer. An electronic transfer for the Property, transferring the Property to the Purchaser;

(b)

Certificate of the Vendor. A certificate of the Vendor certifying that the representations and warranties contained in Section 3.1 are true and accurate in all material respects as of the Closing Date;

(c)	Statement of Adjustments. A statement of adjustments, a draft form of which shall be delivered not less than two Business Days prior to the Closing Date;

(d)	Re-adjustment Agreement. The re-adjustment agreement contemplated in Section 2.5;

(e)	Lease as described in Section 3.1; and

(f)

Property Documents. Originals or, to the extent originals are not available or provision of originals is not practical, photocopies of the Property Documents (which may, at the Vendor’s option, be delivered in hard copy or electronically), to the extent not previously delivered.

8.3 Documents of the Purchaser. The Purchaser shall deliver to the Vendor the following documents on the Closing Date or such other date as may be specified:

(a)

Balance of the Purchase Price. A wire transfer of immediately available funds payable to the Vendor’s Solicitors, or as the Vendor’s Solicitors may in writing direct, in the amount of the balance of the Purchase Price determined in accordance with Section 2.3(c);

(b)	Re-adjustment Agreement. The re-adjustment agreement contemplated in Section 2.5(2);

(c)	HST. The declaration, undertaking and indemnity duly executed by the Purchaser;

(d)	Other. Such further documentation relating to the completion of this Agreement as the Vendor may reasonably require.

ARTICLE 9

GENERAL

9.1 Tender. Any tender of money or documents required under this Agreement may be made upon the Vendor, the Purchaser, or their respective solicitors. Money may be tendered by wire transfer of immediately available funds.

9.2 Notice

Any notice required or permitted to be given under this Agreement (a “Notice”) shall be given in writing by personal delivery or other electronic means of transmission at the addresses set out below. Any Notice given prior to 5:00 p.m. (Toronto time) on a Business Day shall be deemed to have been received on that Business Day. Any Notice given after 5:00 p.m. (Eastern Standard Time) on a Business Day or on a day other than a Business Day shall be deemed to have been received on the next following Business Day. Notices shall be delivered or sent as follows:

to the Purchaser:	Terry Wallace 504 Iroquois Shore Road. Unit 1213 Oakville, ON L6H 3K4 Office: 905-465-0970 terryrd@penaltagroup.com with a copy to
Purchaser’s Solicitors:	Spadafora & Murphy LLP 247 North Service Road West, Suite 300 Oakville, Ontario L6M 3E6 Attention: Peggy Spadafora Email: pspadafora@pssmlaw.com

to the Vendor:	Attention: Alex Dias Email: alex@noraera.ca 200 Geary Ave. Toronto, ON M6H 2B9

With a copy to
Vendor’s Solicitor:	Attention: Nelson Garcia Email: Realm Law Professional Corporation 609 Bloor St. W., Suite 202 Toronto, ON M6G 1K5 Ph: (647) 812-1444 Email: Nelson@nelsonlaw.ca

By giving to the other party at least two days’ Notice, any party may, at any time and from time to time, change its address for delivery or communication for the purposes of this Section 9.2

9.3 Planning Act. This Agreement is subject to the express condition that it will be effective only if the provisions of Section 50 of the Planning Act (Ontario) are complied with.

9.4 Assignment. The Purchaser shall not be entitled to assign this Agreement without the consent of the Vendor, which may be withheld at its sole and absolute discretion.

9.5 Brokerage Fees. The Vendor and Purchaser acknowledge and agree that neither party has retained any agent or broker with respect to this transaction and the Purchaser shall be in no way responsible for payment of any real estate commission in respect of the sale of the Property.

9.6 Relationship of the Parties. Nothing in this Agreement shall be construed so as to make the Purchaser a partner of the Vendor and nothing in this Agreement shall be construed so as to make the Purchaser an owner of the Property for any purpose including, without limitation, the Construction Act (Ontario), until the Closing Date.

9.7 No Registration. The Purchaser agrees that it will not register this Agreement or any notice with respect thereto against title to the Lands or any other lands owned by the Vendor.

9.8 Confidentiality.

(1)

Confidential Information. The Purchaser agrees that all reports, documentation and other information received by it in connection with the Property or as a result of its due diligence including, without limitation, information provided by the Vendor as contemplated in Section 7.1 of this Agreement (collectively, the “Confidential Information”) will be received and held in confidence by the Purchaser and its officers, employees, solicitors, accountants and other advisors (collectively, the “Representatives”). The Purchaser further agrees that:

(a)	all Confidential Information will be used by the Purchaser and its Representatives only for the purpose of evaluating the Purchaser’s proposed acquisition of the Property;

(b)

it will transmit the Confidential Information only to such of its Representatives who need to know the Confidential Information for the purpose of evaluating the Purchaser’s proposed purchase of the Property and only if those Representatives are aware of the provisions of this Section and agree to be bound by the terms hereof as if a party hereto. The Purchaser acknowledges that it will be fully liable for any breach of this confidentiality provision by any of its Representatives;

(c)

although the Vendor will make reasonable efforts to provide accurate information. the Purchaser acknowledges and agrees that the Vendor has not made and does not make any representation, warranty or other assurance as to the accuracy or completeness of the Confidential Information and the Vendor shall have no liability resulting from the provision or use of the Confidential Information to the Purchaser or its Representatives; and

(d)

if for any reason the Purchaser does not acquire the Property, the Purchaser will forthwith return and cause its Representatives to return all Confidential Information together with all copies, extracts and reproductions thereof and all notes and other records thereof or relating thereto.

The provisions of this Section 9.8 shall survive notwithstanding Closing or termination of this Agreement for any reason.

(2)

Agreement to Be Kept Confidential. The Purchaser and its Representatives further agree to keep in strict confidence the terms of this Agreement and not to disclose the terms of this Agreement except as required by law.

9.9 Counterparts. The parties agree that this Agreement may be executed by electronic means and forwarded to the other party by facsimile or other electronic means of transmission and receipt by facsimile or other electronic means of transmission of a copy of this Agreement executed by a party shall bind the party so sending the facsimile or other electronic means of transmission.

9.10 Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns. This Agreement shall enure to the benefit of the parties hereto and to their respective successors and assigns who are permitted pursuant to the terms of this Agreement.

9.11 Acceptance. This offer to purchase is open for acceptance by the _____________ until 5:00 p.m. (EST) on the date being three (3) Business Days following delivery by the ________ of an executed copy.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date indicated below.

Date of execution: 6/1/2021	SNEGGY INC.

	By:	/s/ Terry Wallace
Name: Terry Wallace
Title: Director

By:
Name:
Title:

I/We have authority to bind the Corporation

2523486 ONTARIO INC.

	By:	/s/ Alex Dias
Name: Alex Dias
Title: President

By:
Name:
Title:

I/We have authority to bind the Corporation

SCHEDULE A

LANDS DESCRIPTION

LANDS municipally known as 498 Gilbert Avenue, Toronto Ontario being all of PIN 10487- 1001: PT LT 3 PLAN 1429 PART LOT 33 CON FTB DESIGNATED AS PARTS 1, 2, 5, 6, 8, 9 & 10 on Plan 66R-19478; CITY OF TORONTO

SCHEDULE “B”

AMENDMENTS TO PURCHASE AGREEMENTS

See Amendments to Purchase Agreements Attached

AMENDING AGREEMENT

THIS AMENDING AGREEMENT (this “Amending Agreement”) dated the day of July, 2021 is between:

                         JESSMAT HOLDINGS

                             LTD. AND NORJAN

                             VENTURES INC.

(collectively, the “Vendor”)

- and-

SNEGGY INC.

(the “Purchaser”)

BACKGROUND:

A. The Vendor and the Purchaser are parties to an agreement of purchase and sale dated the 27th day of May, 2021, pursuant to which the Vendor has agreed to sell to the Purchaser, and the Purchaser has agreed to purchase from the Vendor, certain lands and premises municipally known as 494 Gilbert Avenue and 496 Gilbert Avenue, Toronto, Ontario (collectively, the “Lands”), all of which is further detailed and defined in the Original Agreement.

B. The Vendor and the Purchaser wish to amend the Original Agreement to include the following:

AGREEMENTS:

For good and valuable consideration, the receipt and sufficiency of which each Party acknowledges, the Parties agree as follows:

1. Amendments to the Original Agreement. The Original Agreement is hereby amended as follows:

a) The Inspection Period as identified in Section 5.1 shall be extended to September 15, 2021.

2. Original Agreement Otherwise Unamended. All other terms and conditions of the Original Agreement remain in full force and effect, unamended.

3. Definitions. Unless otherwise defined in this Amending Agreement, capitalized terms used in this Amending Agreement will have the meanings given to them in the Original Agreement.

4. Governing Law and Jurisdiction. This Amending Agreement will be governed by and construed in accordance with Ontario law and applicable Canadian law and will be treated in all respects as an Ontario contract.

5. Entire Agreement. The Original Agreement and this Amending Agreement and the documents and instruments to be executed and delivered under them constitute the entire agreement between the Parties and supersedes any previous agreement or arrangement, oral or written, between the Parties.

6. Time of the Essence. Time shall be of the essence of this Amending Agreement and the transactions contemplated herein.

7. Further Assurances. Each of the Parties hereto shall from time to time hereafter and upon any reasonable request of the other, execute and deliver, make or cause to be made all such further acts, deeds, assurances and things as may be required or necessary to more effectually implement and carry out the true intent and meaning of this Amending Agreement.

8. Enurement. This Amending Agreement will enure to the benefit of and be binding on the respective successors and assigns of the Parties.

9. No Waiver. No failure or delay on the part of either Party in exercising any right or power under this Amending Agreement will operate as a waiver, nor will any single or partial exercise of any right of power preclude any further exercise.

Except as may be limited in this Amending Agreement, either Party may exercise any right or power concurrently or individually without the necessity of making any election.

10. Recitals. The parties hereto hereby irrevocably and mutually acknowledge and confirm that the Recitals are true and correct and form part of this Agreement.

11. Fax and Counterparts. This Amending Agreement may be executed in counterparts, each of which shall be deemed to be an original and each of which taken together shall be deemed to constitute one and the same instrument. Counterparts may be executed either in original, faxed or emailed form and the Parties adopt any signatures received by a receiving fax machine or computer as original signatures of the Parties; provided, however, that any Party providing its signature in such manner shall promptly forward to the other Party an original of the signed copy of this Amending Agreement which was so faxed or emailed.

12. Irrevocable. It is further agreed and understood by the Purchaser and the Vendor that the provisions of the Amendment herein shall act as an extension to the Agreement Purchase and Sale and be binding on all parties once acknowledged. This Amending Agreement shall be irrevocable by the Purchaser until 5pm on the 23rd day of July, 2021.

TO EVIDENCE THEIR AGREEMENT each of the Parties has executed this Amending Agreement on the date appearing below.

JESSMAT HOLDINGS LTD.

Date:	July 23, 2021
Per:	/s/ Jan Kaplan
Name:	Jan Kaplan
Title:	President
I have authority to bind the corporation

Per:
Name:
Title:
I have authority to bind the corporation

NORJAN VENTURES INC/

Date:	July 23, 2021
Per:	/s/ Jan Kaplan
Name:	Jan Kaplan
Title:	President
I have authority to bind the corporation

Per:
Name:
Title:
I have authority to bind the corporation

SNEGGY INC.

Date:
Per:	/s/ Terry Wallace
Name:	Terry Wallace
Title:	Director
I have authority to bind the corporation

AMENDING AGREEMENT

THIS AMENDING AGREEMENT (this “Amending Agreement”) dated the day of September, 2021 is between:

JESSMAT HOLDINGS LTD. AND

NORJAN VENTURES INC.

(collectively, the “Vendor”)

- and-

SNEGGY INC.

(the “Purchaser”)

BACKGROUND:

A. The Vendor and the Purchaser are parties to an agreement of purchase and sale dated the 27th day of May, 2021, as amended by an Amending Agreement, dated July 23, 2021 (collectively, called the “Agreement”) pursuant to which the Vendor has agreed to sell to the Purchaser, and the Purchaser has agreed to purchase from the Vendor, certain lands and premises municipally known as 494 Gilbert Avenue and 496 Gilbert Avenue, Toronto, Ontario (collectively, the “Lands”), all of which is further detailed and defined in the Agreement.

B. The Vendor and the Purchaser wish to amend the Agreement to include the following:

AGREEMENTS:

For good and valuable consideration, the receipt and sufficiency of which each Party acknowledges, the Parties agree as follows:

1. Amendments to the Agreement. The Agreement is hereby amended as follows:

a) The Inspection Period as identified in Section 5.1 shall be extended to October 15, 2021.

2. Agreement Otherwise Unamended. All other terms and conditions of the Agreement remain in full force and effect, unamended.

3. Definitions. Unless otherwise defined in this Amending Agreement, capitalized terms used in this Amending Agreement will have the meanings given to them in the Agreement.

4. Governing Law and Jurisdiction. This Amending Agreement will be governed by and construed in accordance with Ontario law and applicable Canadian law and will be treated in all respects as an Ontario contract.

5. Entire Agreement. The Agreement and this Amending Agreement and the documents and instruments to be executed and delivered under them constitute the entire agreement between the Parties and supersedes any previous agreement or arrangement, oral or written, between the Parties.

6. Time of the Essence. Time shall be of the essence of this Amending Agreement and the transactions contemplated herein.

7. Further Assurances. Each of the Parties hereto shall from time to time hereafter and upon any reasonable request of the other, execute and deliver, make or cause to be made all such further acts, deeds, assurances and things as may be required or necessary to more effectually implement and carry out the true intent and meaning of this Amending Agreement.

8. Enurement. This Amending Agreement will enure to the benefit of and be binding on the respective successors and assigns of the Parties.

9. No Waiver. No failure or delay on the part of either Party in exercising any right or power under this Amending Agreement will operate as a waiver, nor will any single or partial exercise of any right of power preclude any further exercise. Except as may be limited in this Amending Agreement, either Party may exercise any right or power concurrently or individually without the necessity of making any election.

10. Recitals. The parties hereto hereby irrevocably and mutually acknowledge and confirm that the Recitals are true and correct and form part of this Agreement.

11. Fax and Counterparts. This Amending Agreement may be executed in counterparts, each of which shall be deemed to be an original and each of which taken together shall be deemed to constitute one and the same instrument. Counterparts may be executed either in original, faxed or emailed form and the Parties adopt any signatures received by a receiving fax machine or computer as original signatures of the Parties; provided, however, that any Party providing its signature in such manner shall promptly forward to the other Party an original of the signed copy of this Amending Agreement which was so faxed or emailed.

12. Irrevocable. It is further agreed and understood by the Purchaser and the Vendor that the provisions of the Amendment herein shall act as an extension to the Agreement Purchase and Sale and be binding on all parties once acknowledged. This Amending Agreement shall be irrevocable by the Purchaser until 4pm on the 15th day of September, 2021.

TO EVIDENCE THEIR AGREEMENT each of the Parties has executed this Amending Agreement on the date appearing below.

JESSMAT HOLDINGS LTD.

Date:	September 14, 2021
Per:	/s/ Jan Kaplan
Name:	Jan Kaplan
Title:	President
I have authority to bind the corporation

Per:
Name:
Title:
I have authority to bind the corporation

NORJAN VENTURES INC/

Date:	September 14, 2021
Per:	/s/ Jan Kaplan
Name:	Jan Kaplan
Title:	President
I have authority to bind the corporation

Per:
Name:
Title:
I have authority to bind the corporation

SNEGGY INC.

Date:
Per:	/s/ Terry Wallace
Name:	Terry Wallace
Title:	Director
I have authority to bind the corporation

AMENDING AGREEMENT

THIS AMENDING AGREEMENT (this “Amending Agreement”) dated the 13th day of October, 2021 is between:

JESSMAT HOLDINGS LTD. AND

NORJAN VENTURES INC.

(collectively, the “Vendor”)

- and-

SNEGGY INC.

(the “Purchaser”)

BACKGROUND:

A. The Vendor and the Purchaser are parties to an agreement of purchase and sale dated the 27th day of May, 2021, as amended by an Amending Agreement, dated July 23, 2021, as amended by an Amending Agreement, dated September 15, 2021 (collectively, called the “Agreement”) pursuant to which the Vendor has agreed to sell to the Purchaser, and the Purchaser has agreed to purchase from the Vendor, certain lands and premises municipally known as 494 Gilbert Avenue and 496 Gilbert Avenue, Toronto, Ontario (collectively, the “Lands”), all of which is further detailed and defined in the Agreement.

B. The Vendor and the Purchaser wish to amend the Agreement to include the following:

AGREEMENTS:

For good and valuable consideration, the receipt and sufficiency of which each Party acknowledges, the Parties agree as follows:

1. Amendments to the Agreement. The Agreement is hereby amended as follows:

a. The Parties acknowledge that further remediation work is required on the Property to be completed within nineteen months after the Closing Date (“Remediation Period”) in accordance with the site restoration strategy identified by XCG Consulting Limited (the “Environmental Consultant”) in Phase II Environmental Site Assessment for the Property (the “Phase II”) including but not limited to completing any remediation, clean up, investigatory and/or risk assessment activities, or other environmental work, relating to the Property as set out in the Phase II (collectively the “Environmental Work”). On Closing, the Vendor shall holdback from the Balance Due on Closing the amount of $510,432.91 (the “Escrowed Funds”) to be held by the Vendor’s Solicitors in trust representing the Vendor’s maximum share of the Environmental Work, and from which will be drawn by the Purchaser the funds necessary in order to complete the Environmental Work. The Purchaser shall provide draw requests to the Vendor and the Vendor’s Solicitor along with evidence from the Environmental Consultant to verify the costs requested. Upon the Purchaser’s acknowledgement of the completion of the Environmental Work, acting reasonably, the balance of the Escrowed Funds, if any, may be released to the Vendor. The Purchaser acknowledges and agrees to be responsible for any costs of the Environmental Work above and over the amount of the Escrowed Funds. The parties agree to enter into an escrow agreement to further the intent of this clause.

b. Insert at the end of Section 7.4 the following:

Notwithstanding anything contained in this Agreement to the contrary, SST II Acquisitions, LLC (the Original Assignee) shall be entitled to assign this Agreement, in whole or in part, or alternatively, direct that title to all or part of the Property be transferred, without Sellers’ consent, to (a) an affiliate (as such term is defined in the Canada Business Corporations Act) of the Original Purchaser, (b) an entity in which SmartStop Self Storage REIT, Inc. a Maryland corporation, Strategic Storage Growth Trust II, Inc., a Maryland corporation, Strategic Storage Trust VI, Inc., a Maryland corporation, or any subsidiary of the foregoing, has a direct or indirect ownership interest, (c) a real estate investment trust of which Original Purchaser, or an affiliate of the Original Purchaser, is the external advisor, (d) a Delaware statutory trust of which Original Purchaser, or an affiliate of the Original Purchaser is the signatory trustee, or (e) a partnership or joint venture in which the Original Purchaser, or any entity described in paragraphs (a) through (d) above; provided, however, that the Original Assignee delivers to Seller prior written notice of such assignment, and no such assignment shall release or relieve Original Assignee of any liability hereunder.

2. Agreement Otherwise Unamended. All other terms and conditions of the Agreement remain in full force and effect, unamended.

3. Definitions. Unless otherwise defined in this Amending Agreement, capitalized terms used in this Amending Agreement will have the meanings given to them in the Agreement.

4. Governing Law and Jurisdiction. This Amending Agreement will be governed by and construed in accordance with Ontario law and applicable Canadian law and will be treated in all respects as an Ontario contract.

5. Entire Agreement. The Agreement and this Amending Agreement and the documents and instruments to be executed and delivered under them constitute the entire agreement between the Parties and supersedes any previous agreement or arrangement, oral or written, between the Parties.

6. Time of the Essence. Time shall be of the essence of this Amending Agreement and the transactions contemplated herein.

7. Further Assurances. Each of the Parties hereto shall from time to time hereafter and upon any reasonable request of the other, execute and deliver, make or cause to be made all such further acts, deeds, assurances and things as may be required or necessary to more effectually implement and carry out the true intent and meaning of this Amending Agreement.

8. Enurement. This Amending Agreement will enure to the benefit of and be binding on the respective successors and assigns of the Parties.

9. No Waiver. No failure or delay on the part of either Party in exercising any right or power under this Amending Agreement will operate as a waiver, nor will any single or partial exercise of any right of power preclude any further exercise. Except as may be limited in this Amending Agreement, either Party may exercise any right or power concurrently or individually without the necessity of making any election.

10. Recitals. The parties hereto hereby irrevocably and mutually acknowledge and confirm that the Recitals are true and correct and form part of this Agreement.

11. Fax and Counterparts. This Amending Agreement may be executed in counterparts, each of which shall be deemed to be an original and each of which taken together shall be deemed to constitute one and the same instrument. Counterparts may be executed either in original, faxed or emailed form and the Parties adopt any signatures received by a receiving fax machine or computer as original signatures of the Parties; provided, however, that any Party providing its signature in such manner shall promptly forward to the other Party an original of the signed copy of this Amending Agreement which was so faxed or emailed.

12. Irrevocable. It is further agreed and understood by the Purchaser and the Vendor that the provisions of the Amendment herein shall act as an extension to the Agreement Purchase and Sale and be binding on all parties once acknowledged. This Amending Agreement shall be irrevocable by the Purchaser until 4pm on the 14th day of October, 2021.

TO EVIDENCE THEIR AGREEMENT each of the Parties has executed this Amending Agreement on the date appearing below.

JESSMAT HOLDINGS LTD.

Date:	10/13/2021
Per:	/s/ Jan Kaplan
Name: Jan Kaplan
Title: President
I have authority to bind the corporation

Per:
Name:
Title:
I have authority to bind the corporation

NORJAN VENTURES INC/

Date:	10/13/ 2021
Per:	/s/ Jan Kaplan
Name: Jan Kaplan
Title: President
I have authority to bind the corporation

Per:
Name:
Title:
I have authority to bind the corporation

SNEGGY INC.

Date:
Per:	/s/ Terry Wallace
Name: Terry Wallace
Title: ASO
I have authority to bind the corporation

AMENDING AGREEMENT

THIS AMENDING AGREEMENT (this “Amending Agreement”) dated the 29 day of July, 2021 is between:

2523486 ONTARIO INC.

(collectively, the “Vendor”)

- and-

SNEGGY INC.

(the “Purchaser”)

BACKGROUND:

A. The Vendor and the Purchaser are parties to an agreement of purchase and sale dated May, 2021, pursuant to which the Vendor has agreed to sell to the Purchaser, and the Purchaser has agreed to purchase from the Vendor, certain lands and premises municipally known as 498 Gilbert Avenue, Toronto, Ontario (collectively, the “Lands”), all of which is further detailed and defined in the Original Agreement.

B. The Vendor and the Purchaser wish to amend the Original Agreement to include the following:

AGREEMENTS:

For good and valuable consideration, the receipt and sufficiency of which each Party acknowledges, the Parties agree as follows:

1. Amendments to the Original Agreement. The Original Agreement is hereby amended as follows:

a) The Inspection Period as identified in Section 5.1 shall be extended to September 15, 2021.

2. Original Agreement Otherwise Unamended. All other terms and conditions of the Original Agreement remain in full force and effect, unamended.

3. Definitions. Unless otherwise defined in this Amending Agreement, capitalized terms used in this Amending Agreement will have the meanings given to them in the Original Agreement.

4. Governing Law and Jurisdiction. This Amending Agreement will be governed by and construed in accordance with Ontario law and applicable Canadian law and will be treated in all respects as an Ontario contract.

5. Entire Agreement. The Original Agreement and this Amending Agreement and the documents and instruments to be executed and delivered under them constitute the entire agreement between the Parties and supersedes any previous agreement or arrangement, oral or written, between the Parties.

6. Time of the Essence. Time shall be of the essence of this Amending Agreement and the transactions contemplated herein.

7. Further Assurances. Each of the Parties hereto shall from time to time hereafter and upon any reasonable request of the other, execute and deliver, make or cause to be made all such further acts, deeds, assurances and things as may be required or necessary to more effectually implement and carry out the true intent and meaning of this Amending Agreement.

8. Enurement. This Amending Agreement will enure to the benefit of and be binding on the respective successors and assigns of the Parties.

9. No Waiver. No failure or delay on the part of either Party in exercising any right or power under this Amending Agreement will operate as a waiver, nor will any single or partial exercise of any right of power preclude any further exercise. Except as may be limited in this Amending Agreement, either Party may exercise any right or power concurrently or individually without the necessity of making any election.

10. Recitals. The parties hereto hereby irrevocably and mutually acknowledge and confirm that the Recitals are true and correct and form part of this Agreement.

11. Fax and Counterparts. This Amending Agreement may be executed in counterparts, each of which shall be deemed to be an original and each of which taken together shall be deemed to constitute one and the same instrument. Counterparts may be executed either in original, faxed or emailed form and the Parties adopt any signatures received by a receiving fax machine or computer as original signatures of the Parties; provided, however, that any Party providing its signature in such manner shall promptly forward to the other Party an original of the signed copy of this Amending Agreement which was so faxed or emailed.

12. Irrevocable. It is further agreed and understood by the Purchaser and the Vendor that the provisions of the Amendment herein shall act as an extension to the Agreement Purchase and Sale and be binding on all parties once acknowledged. This Amending Agreement shall be irrevocable by the Purchaser until 5pm on the 23rd day of July, 2021.

TO EVIDENCE THEIR AGREEMENT each of the Parties has executed this Amending Agreement on the date appearing below.

2523486 ONTARIO INC.

Date:	7/22/2021
Per:	/s/ Alex Dias
Name: Alex Dias
Title: President
I have authority to bind the corporation

Per:
Name:
Title:
I have authority to bind the corporation

SNEGGY INC.

Date:
Per:	/s/ Terry Wallace
Name: Terry Wallace
Title: ASO
I have authority to bind the corporation

AMENDING AGREEMENT

THIS AMENDING AGREEMENT (this “Amending Agreement”) dated the day of September, 2021 is between:

2523486 ONTARIO INC.

(collectively, the “Vendor”)

- and-

SNEGGY INC.

(the “Purchaser”

BACKGROUND:

A. The Vendor and the Purchaser are parties to an agreement of purchase and sale dated May, 2021 as amended by an Amending Agreement, dated July 29, 2021 (collectively, the “Agreement”), pursuant to which the Vendor has agreed to sell to the Purchaser, and the Purchaser has agreed to purchase from the Vendor, certain lands and premises municipally known as 498 Gilbert Avenue, Toronto, Ontario (collectively, the “Lands”), all of which is further detailed and defined in the Agreement.

B. The Vendor and the Purchaser wish to amend the Agreement to include the following:

AGREEMENTS:

For good and valuable consideration, the receipt and sufficiency of which each Party acknowledges, the Parties agree as follows:

1. Amendments to the Agreement. The Agreement is hereby amended as follows:

a) The Inspection Period as identified in Section 5.1 shall be extended to October 15, 2021.

2. Agreement Otherwise Unamended. All other terms and conditions of the Agreement remain in full force and effect, unamended.

3. Definitions. Unless otherwise defined in this Amending Agreement, capitalized terms used in this Amending Agreement will have the meanings given to them in the Agreement.

4. Governing Law and Jurisdiction. This Amending Agreement will be governed by and construed in accordance with Ontario law and applicable Canadian law and will be treated in all respects as an Ontario contract.

5. Entire Agreement. The Agreement and this Amending Agreement and the documents and instruments to be executed and delivered under them constitute the entire agreement between the Parties and supersedes any previous agreement or arrangement, oral or written, between the Parties.

6. Time of the Essence. Time shall be of the essence of this Amending Agreement and the transactions contemplated herein.

7. Further Assurances. Each of the Parties hereto shall from time to time hereafter and upon any reasonable request of the other, execute and deliver, make or cause to be made all such further acts, deeds, assurances and things as may be required or necessary to more effectually implement and carry out the true intent and meaning of this Amending Agreement.

8. Enurement. This Amending Agreement will enure to the benefit of and be binding on the respective successors and assigns of the Parties.

9. No Waiver. No failure or delay on the part of either Party in exercising any right or power under this Amending Agreement will operate as a waiver, nor will any single or partial exercise of any right of power preclude any further exercise. Except as may be limited in this Amending Agreement, either Party may exercise any right or power concurrently or individually without the necessity of making any election.

10. Recitals. The parties hereto hereby irrevocably and mutually acknowledge and confirm that the Recitals are true and correct and form part of this Agreement.

11. Fax and Counterparts. This Amending Agreement may be executed in counterparts, each of which shall be deemed to be an original and each of which taken together shall be deemed to constitute one and the same instrument. Counterparts may be executed either in original, faxed or emailed form and the Parties adopt any signatures received by a receiving fax machine or computer as original signatures of the Parties; provided, however, that any Party providing its signature in such manner shall promptly forward to the other Party an original of the signed copy of this Amending Agreement which was so faxed or emailed.

12. Irrevocable. It is further agreed and understood by the Purchaser and the Vendor that the provisions of the Amendment herein shall act as an extension to the Agreement Purchase and Sale and be binding on all parties once acknowledged. This Amending Agreement shall be irrevocable by the Purchaser until 4pm on the 15th day of September, 2021.

TO EVIDENCE THEIR AGREEMENT each of the Parties has executed this Amending Agreement on the date appearing below.

2523486 ONTARIO INC.

Date:	9/15/2021
Per:	/s/ Alex Dias
Name:	Alex Dias
Title:
I have authority to bind the corporation

Per:
Name:
Title:
I have authority to bind the corporation

SNEGGY INC.
Date:
Per:	/s/ Terry Wallace
Name:	Terry Wallace
Title:	ASO
I have authority to bind the corporation

AMENDING AGREEMENT

THIS AMENDING AGREEMENT (this “Amending Agreement”) dated the 13th day of October, 2021 is between:

2523486 ONTARIO INC.

(collectively, the “Vendor”)

- and-

SNEGGY INC.

(the “Purchaser”)

BACKGROUND:

A. The Vendor and the Purchaser are parties to an agreement of purchase and sale dated May, 2021 as amended by an Amending Agreement, dated July 29, 2021 (collectively, the “Agreement”), pursuant to which the Vendor has agreed to sell to the Purchaser, and the Purchaser has agreed to purchase from the Vendor, certain lands and premises municipally known as 498 Gilbert Avenue, Toronto, Ontario (collectively, the “Lands”), all of which is further detailed and defined in the Agreement.

B. The Vendor and the Purchaser wish to amend the Agreement to include the following:

AGREEMENTS:

For good and valuable consideration, the receipt and sufficiency of which each Party acknowledges, the Parties agree as follows:

1. Amendments to the Agreement. The Agreement is hereby amended as follows:

a) Insert a new Section 2.5(3) as follows: “On the Closing Date, the Vendor agrees to provide a credit in the amount of $125,000.00 in favour of the Purchaser on the Statement of Adjustments representing the Vendor’s contribution towards the cost of environmental remediation on the Property.

b) Insert at the end of Section 7.4 the following:

Notwithstanding anything contained in this Agreement to the contrary, SST II Acquisitions, LLC (the Original Assignee) shall be entitled to assign this Agreement, in whole or in part, or alternatively, direct that title to all or part of the Property be transferred, without Sellers’ consent, to (a) an affiliate (as such term is defined in the Canada Business Corporations Act) of the Original Purchaser, (b) an entity in which SmartStop Self Storage REIT, Inc. a Maryland corporation, Strategic Storage Growth Trust II, Inc., a Maryland corporation, Strategic Storage Trust VI, Inc., a Maryland corporation, or any subsidiary of the foregoing, has a direct or indirect ownership interest, (c) a real estate investment trust of which Original Purchaser, or an affiliate of the Original Purchaser, is the external advisor, (d) a Delaware statutory trust of which Original Purchaser, or an affiliate of the Original Purchaser is the signatory trustee, or (e) a partnership or joint venture in which the Original Purchaser, or any entity described in paragraphs (a) through (d) above; provided, however, that the Original Assignee delivers to Seller prior written notice of such assignment, and no such assignment shall release or relieve Original Assignee of any liability hereunder.

2. Agreement Otherwise Unamended. All other terms and conditions of the Agreement remain in full force and effect, unamended.

3. Definitions. Unless otherwise defined in this Amending Agreement, capitalized terms used in this Amending Agreement will have the meanings given to them in the Agreement.

4. Governing Law and Jurisdiction. This Amending Agreement will be governed by and construed in accordance with Ontario law and applicable Canadian law and will be treated in all respects as an Ontario contract.

5. Entire Agreement. The Agreement and this Amending Agreement and the documents and instruments to be executed and delivered under them constitute the entire agreement between the Parties and supersedes any previous agreement or arrangement, oral or written, between the Parties.

6. Time of the Essence. Time shall be of the essence of this Amending Agreement and the transactions contemplated herein.

7. Further Assurances. Each of the Parties hereto shall from time to time hereafter and upon any reasonable request of the other, execute and deliver, make or cause to be made all such further acts, deeds, assurances and things as may be required or necessary to more effectually implement and carry out the true intent and meaning of this Amending Agreement.

8. Enurement. This Amending Agreement will enure to the benefit of and be binding on the respective successors and assigns of the Parties.

9. No Waiver. No failure or delay on the part of either Party in exercising any right or power under this Amending Agreement will operate as a waiver, nor will any single or partial exercise of any right of power preclude any further exercise. Except as may be limited in this Amending Agreement, either Party may exercise any right or power concurrently or individually without the necessity of making any election.

10. Recitals. The parties hereto hereby irrevocably and mutually acknowledge and confirm that the Recitals are true and correct and form part of this Agreement.

11. Fax and Counterparts. This Amending Agreement may be executed in counterparts, each of which shall be deemed to be an original and each of which taken together shall be deemed to constitute one and the same instrument. Counterparts may be executed either in original, faxed or emailed form and the Parties adopt any signatures received by a receiving fax machine or computer as original signatures of the Parties; provided, however, that any Party providing its signature in such manner shall promptly forward to the other Party an original of the signed copy of this Amending Agreement which was so faxed or emailed.

12. Irrevocable. It is further agreed and understood by the Purchaser and the Vendor that the provisions of the Amendment herein shall act as an extension to the Agreement Purchase and Sale and be binding on all parties once acknowledged. This Amending Agreement shall be irrevocable by the Purchaser until 4pm on the 15th day of September, 2021.

TO EVIDENCE THEIR AGREEMENT each of the Parties has executed this Amending Agreement on the date appearing below.

2523486 ONTARIO INC.

Date:	13/10/2021
Per:	/s/ Alex Dias
Name:	Alex Dias
Title:	Director of Operations
I have authority to bind the corporation

Per:
Name:
Title:
I have authority to bind the corporation

SNEGGY INC.

Date:	10/13/2021
Per:	/s/ Terry Wallace
Name:	Terry Wallace
Title:	ASO
I have authority to bind the corporation